UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

November 7, 2023

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.
001-06986	PUBLIC SERVICE COMPANY OF NEW MEXICO	85-0019030
(A New Mexico Corporation)
414 Silver Avenue SW
Albuquerque, New Mexico 87102
(505) 241-2700

333-274433-01	PNM ENERGY TRANSITION BOND COMPANY I, LLC	93-3095291
(A Delaware limited liability company)
c/o Public Service Company of New Mexico
414 Silver Avenue SW
Albuquerque, New Mexico 87102

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS.

On November 7, 2023, Public Service Company of New Mexico (“PNM”) and PNM Energy Transition Bond Company I, LLC (the “Issuing Entity”) entered into an Underwriting Agreement with RBC Capital Markets, LLC and Citigroup Global Markets Inc., as representatives of the underwriters party thereto (the “Underwriting Agreement”), with respect to the purchase and sale of $343,200,000 Senior Secured Energy Transition Bonds, Series A (the “Bonds”), to be issued by the Issuing Entity pursuant to an Indenture and Series Supplement, each to be dated November 15, 2023. The Bonds were offered pursuant to a prospectus dated November 7, 2023. Additionally, effective as of November 7, 2023, the Issuing Entity adopted an Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”) in connection with the issuance of the Bonds.

In connection with the issuance of the Bonds, PNM and the Issuing Entity also expect to enter into the other agreements listed below in Item 9.01, which together with the Underwriting Agreement and the LLC Agreement are attached hereto as exhibits and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

1.1	Underwriting Agreement, dated November 7, 2023, among Public Service Company of New Mexico, PNM Energy Transition Bond Company I, LLC and RBC Capital Markets, LLC and Citigroup Global Markets Inc. as representatives for the underwriters party thereto

3.2	Amended and Restated Limited Liability Company Agreement, dated as of November 7, 2023, of PNM Energy Transition Bond Company I, LLC

4.1	Indenture, to be dated November 15, 2023, among PNM Energy Transition Bond Company I, LLC, U.S. Bank Trust Company, National Association, as Indenture Trustee, and U.S. Bank National Association, as Securities Intermediary (including a form of the Bonds)

4.2	Series Supplement, to be dated November 15, 2023, among PNM Energy Transition Bond Company I, LLC, U.S. Bank Trust Company, National Association, as Indenture Trustee, and U.S. Bank National Association, as Securities Intermediary.

10.1	Energy Transition Property Servicing Agreement, to be dated November 15, 2023, by and between Public Service Company of New Mexico and PNM Energy Transition Bond Company I, LLC

10.2	Energy Transition Property Purchase and Sale Agreement, to be dated November 15, 2023, by and between Public Service Company of New Mexico and PNM Energy Transition Bond Company I, LLC

10.3	Administrative Agreement, to be dated November 15, 2023, by and between Public Service Company of New Mexico and PNM Energy Transition Bond Company I, LLC

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC SERVICE COMPANY OF NEW MEXICO

Date: November 8, 2023	/s/ Henry E. Monroy
Henry E. Monroy, Vice President, Regulatory and Corporate Controller

PNM ENERGY TRANSITION BOND COMPANY I, LLC

Date: November 8, 2023	/s/ Henry E. Monroy
Henry E. Monroy, Vice President and Secretary